Exhibit 10(s)
                     AMENDMENT NUMBER TWO TO THE
                JOHN W. BIDDINGER EMPLOYMENT AGREEMENT

         This Agreement amends by adding a longer term to the existing Amendment Number, One of the Employment Agreement (the "Agreement") dated April 28, 1993, between SunGroup, Inc. (the "Company"), and John W. Biddinger (the "Employee").

         Amendment Number One dated April 28, 1993, will be amended by substituting a new Amendment as follows:

         1. Employment and Term. Company does hereby employ Employee and Employee does hereby agree to enter into the employment of the Company for the compensation provided under the terms and conditions hereinafter set forth. The term of this Agreement shall commence on April 7, 1995, (the "Commencement date") and shall continue for a term ending on the first to occur of the death of the Employee, or May 3 1, 2000, unless continued by written agreement of both parties or terminated as set forth herein. Company and Employee both concur that this contract should be extended by January 31, 1999, if both parties want to continue the employment relationship, Employee should take the responsibility to initiate contract extension discussions in late 1998.

         Dated:  April 7. 1995

                                       SUNGROUP, INC.

                                       By:    /s/ JAMES M. ELLIOTT
                                           -------------------------------
                                              James M. Elliott, Director


                                       By:    /s/ DAN E. YOUNG
                                           -------------------------------
                                              Dan E. Young, Director

                                       EMPLOYEE

                                       By:    /s/ JOHN W. BIDDINGER
                                           -------------------------------
                                              John W. Biddinger







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